EXHIBIT (b)
                                                                     -----------

                         N-CSR SECTION 906 CERTIFICATION

         THE FOLLOWING CERTIFICATION IS PROVIDED BY THE UNDERSIGNED CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF THE WILSHIRE VARIABLE INSURANCE TRUST ON THE BASIS OF SUCH OFFICERS' KNOWLEDGE AND BELIEF FOR THE SOLE PURPOSE OF COMPLYING WITH 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

                                  CERTIFICATION

         In connection with the Annual Report of Wilshire Variable Insurance Trust (the "Company") for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on Form N-CSR (the "Report"), we, Lawrence E. Davanzo and Alex Chaloff, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                     /s/ Lawrence E. Davanzo
                                     -------------------------------------------


                                     Name:  Lawrence E. Davanzo
                                     Title: President (Chief Executive Officer)
                                     Date:  February 28, 2005



                                     /s/ Alex Chaloff
                                     -------------------------------------------

                                     Name:  Alex Chaloff
                                     Title: Treasurer (Chief Financial Officer)
                                     Date:  February 28, 2005